UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported):  April 24, 2014

RADIUS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53173	80-0145732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Broadway, 6th Floor

Cambridge, MA 02139

 (Address of principal executive offices) (Zip Code)

(617) 551-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On April 24, 2014, Radius Health, Inc. (the “Company”) entered into a Fifth Amended and Restated Stockholders’ Agreement (the “Amended Stockholders’ Agreement”) among the Company and its stockholders.  The Amended Stockholders’ Agreement will become effective immediately prior to, and contingent upon, the listing of the Company’s common stock on a national securities exchange.

The Amended Stockholders’ Agreement will amend and restate that certain Fourth Amended and Restated Stockholders’ Agreement, dated February 14, 2014, among the Company and the stockholder parties thereto (as amended, the “Prior Agreement”), to provide, among other things, for the following:

•                 Demand and piggyback registration rights, which replace the registration rights provisions in the Prior Agreement;

•                 The deletion of certain references to the Company’s preferred stock, all of which will convert into common stock automatically upon the listing of the Company’s common stock on a national securities exchange or the closing of a firm commitment underwritten public offering.

•                 The deletion of sections of the Prior Agreement that terminate automatically upon the occurrence of a Qualified Public Offering (as defined in the Prior Agreement), including the right of first refusal held by certain stockholders with respect to future issuances of the Company’s securities.

•                 The deletion of sections of the Prior Agreement that terminate automatically upon the listing of the Company’s common stock on a national securities exchange, including:

•                 requirements relating to director and officer insurance, business insurance and management compensation;

•                 director election provisions; and

•                 price-based stock transfer restrictions.

The foregoing summary of the Amended Stockholders’ Agreement is qualified in its entirety by reference to the full text of the Amended Stockholders’ Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01  Other Events.

The Company provided an updated description of its business in the prospectus included in the Company’s Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-194150) filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2014 (the “Prospectus”).  An updated business section is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company also provided updated risk factors in the Prospectus.  The updated risk factors are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.  The updated business section and the updated risk factors supersede in their entirety the business section and the risk factors included in our reports previously filed with the SEC pursuant to the Securities Exchange Act of 1934.

As used in Exhibits 99.1 and 99.2, the terms “we,” “us,” “our,” “Radius” and the “Company” refer to Radius Health, Inc.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

See the Exhibit Index, which immediately follows the signature page hereof and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 30, 2014

Radius Health, Inc.

By:	/s/ B. Nicholas Harvey
	Name:	B. Nicholas Harvey
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Fifth Amended and Restated Stockholders’ Agreement, dated as of April 24, 2014, by and among the Company and the stockholders party thereto

99.1	Business Description

99.2	Risk Factors